NASDAQ: OCFC
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OceanFirst Financial Corp.
OceanFirst Financial Corp.
John R. Garbarino, Chairman, President & CEO
John R. Garbarino, Chairman, President & CEO
Vito R. Nardelli, Executive Vice President & COO
Vito R. Nardelli, Executive Vice President & COO
Michael J. Fitzpatrick, Executive Vice President & CFO
Michael J. Fitzpatrick, Executive Vice President & CFO
KBW
KBW
COMMUNITY BANK
COMMUNITY BANK
INVESTOR CONFERENCE
INVESTOR CONFERENCE
JULY 30, 2008
JULY 30, 2008
Exhibit 99.1

NASDAQ: OCFC

OceanFirst
OceanFirst
Financial Corp.
Financial Corp.
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the
Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal
Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC

OceanFirst Financial Today
OceanFirst Financial Today
Holding Company for the 106 year old financial services firm serving the community banking needs of the attractive Central New Jersey
Shore growth market between the major metropolitan areas of New
York City and Philadelphia
$1.9 Billion in Assets – 22 OceanFirst Bank branches within a tightly defined market area and 1 satellite loan production office
Emerging from a foray into wholesale nonprime mortgage banking –
through our former subsidiary, Columbia Home Loans (CHL)
Returning to the lower risk, streamlined Community Bank business plan as the local alternative to the mega banks
Transitioning the Bank’s balance sheet to reduce a historical over-
reliance on CD funding and residential mortgage portfolio lending
Growing fee and service charge income through maturity of new business lines and product line expansion

NASDAQ: OCFC 4 Attractive Market Area Attractive Market Area

NASDAQ: OCFC

Ocean County –
Ocean County –
Fastest Growing County in NJ
Fastest Growing County in NJ
562,000 people in Ocean County in 2006
• 9.4% increase since 2000
• Outpacing NJ (3.6% increase)
• Outpacing US (5.3% increase)
$54,820 Ocean County median household income in 2006
• 12.7% increase since 2000
83% Home ownership in Ocean County
• Outpacing NJ (65%)
• Outpacing US (66%)
Source: US Census Bureau

NASDAQ: OCFC

Ocean County Deposit Market Share
Ocean County Deposit Market Share
Total
# of Deposits Market
Bank Branches             (000) Share %
Commerce (TD Bank) 20 $1,753,891 14.9
Wachovia 28 $1,729,790 14.7
Hudson City Savings 12 $1,687,719 14.3
Sovereign 26 $1,445,889 12.3
OceanFirst 16 $1,184,539 10.1
Bank of America 28 $1,049,874 8.9
Source:  FDIC – Data as of June 30, 2007

NASDAQ: OCFC

Growth Opportunities in Market
Growth Opportunities in Market
New Branches Committed
Monmouth
Wall (2    Office) 2009
Ocean
Bayville October 2008
Toms River (2 Office) 2009
Toms River Headquarters
nd
nd

NASDAQ: OCFC

CHL –
CHL –
Nonprime Lending Exit
Nonprime Lending Exit
- - Covering 93.1% ($447.2 million) of Total Exposure Covering 93.1% ($447.2 million) of Total Exposure
$  23.6 Million $  23.6 Million
Total Provision Made and Losses Taken on Total Provision Made and Losses Taken on
Non-Prime Sold Loans to date (Pre-Tax)
$    1.7 Million $    1.7 Million Reserve for Repurchased Loans at June 30, 2008 Reserve for Repurchased Loans at June 30, 2008
$    2.4 Million $    2.4 Million Repurchase Requests Outstanding at June 30, 2008 Repurchase Requests Outstanding at June 30, 2008
Loans Retained in Portfolio Loans Retained in Portfolio $  2.4 Million
Loans Repurchased and Resold Loans Repurchased and Resold $13.4 Million $13.4 Million
Negotiated Settlements Negotiated Settlements $53.3 Million $53.3 Million
$  69.1 Million $  69.1 Million Repurchase Requests Received and Resolved: Repurchase Requests Received and Resolved:
$480.2 Million $480.2 Million Loans Loans Sold Sold – – 1/1/06 1/1/06 – – 6/30/07 6/30/07

NASDAQ: OCFC

In this Environment……Managing Conservatively
In this Environment……Managing Conservatively
Recovering from CHL shutdown
• Lingering expenses remain
Enterprise-wide Risk Management matures
• New CRO recruited July, 2008
Exercise discipline/restraint in growth initiatives
• Conserving precious capital
Take what the market gives, without forcing growth
• Looking at opportunities created by turmoil

NASDAQ: OCFC 10 0 500 1000 1500 2000 2500 2007/2008 Balance Sheet Has Contracted Helping Manage Capital Ratios At December 31, unless otherwise indicated

NASDAQ: OCFC

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Core Deposits CD's
CD’s Have Been Allowed To Runoff
CD’s Have Been Allowed To Runoff
At December 31, unless otherwise indicated.
Core deposits include all deposits other than certificates.
Core Deposits Increase to 68.8% of Total

NASDAQ: OCFC

Residential Mortgage Portfolio Has Declined
Residential Mortgage Portfolio Has Declined
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Consumer Commercial Residential Mortgage
At December 31, unless otherwise indicated.
Commercial and Consumer Grow Modestly

NASDAQ: OCFC

Current External Challenges
Current External Challenges
Looming recession/return of inflation?
• Uncertainty of next Fed moves
Aggressive CD pricing pervading the market
• Pressuring costs to fund growth
Credit market turmoil continues
• Another round of mark to market impairments?
Tenuous credit quality – real estate valuations
• Residential hit – can CRE be far behind?

NASDAQ: OCFC

Three Year Business Plan Imperatives
Three Year Business Plan Imperatives
A challenging return to double-digit EPS growth rates
Conserve Bank capital in uncertain environment, preserving the capacity to provide liquidity for holding company operations
Focus on disciplined core account development and commercial lending in pursuit of longer term portfolio mix targets
Develop non-interest income as a key driver of revenue
Improve operating efficiency through both revenue growth and expense control, following the shuttering of CHL
Capitalize on being the local community service minded
alternative to mega-banks, particularly:
• TD Bank
• Sovereign
• Wachovia

NASDAQ: OCFC

Longer Term Targets Need to Reset
Longer Term Targets Need to Reset
2Q
2Q 08 2010
Bank Core Capital 7.8% 7.0% min
Bank Risk Based Capital                  12.7% 12.0% min
Core Deposit Mix 69.0% 72.0%
Commercial & Consumer Loan Mix 35.0% 38.0%
Revenue Mix (percent of total revenue)
• Fee and Service Charge    16.0% 20.0%

NASDAQ: OCFC
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2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
Risk Based Core
Bank Regulatory Capital Levels are Strengthened
Bank Regulatory Capital Levels are Strengthened
Internal Capital Floors are 7% and 12% in this environment.
2006
2007 2008
Well-
Capitalized
Well-
Capitalized
Floor
Floor
NASDAQ: OCFC

NASDAQ: OCFC NASDAQ: OCFC

-0.50
-0.40
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2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
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Earnings Per Share Net Interest Margin
Note: Second quarter 2008 reflects operating earnings per share excluding the effect of an other than temporary impairment for $0.06 per share.
Earnings and Net Interest Margin Have Rebounded
Earnings and Net Interest Margin Have Rebounded
2006
2007 2008

NASDAQ: OCFC

Core Deposit Funding
Core Deposit Funding
22 Branches within a tightly defined footprint provide
significant presence, market share
TD Bank/Commerce removes toughest retail competitor -
other banks’ adverse publicity continues
Disciplined de novo branching and core deposit generation
• Over 12 years, 14 branches have opened with an average core deposit mix of 73%
Recent branch activity in our growth market
• 2008 new branches in Freehold and Waretown
• 2008 – 2009 - 3 additional offices committed
Opportunities for de novo bank acquisitions

NASDAQ: OCFC

Credit Risk Constrained by Portfolio Characteristics
Credit Risk Constrained by Portfolio Characteristics
Commercial Lending
• Diversified, low risk $365 million portfolio
Commercial real estate -
85%    $533,000 average
$533,000 average
C & I - 15% $135,000 average $135,000 average
Only 7 large relationships, $7 to $13.1 million exposures
Negligible exposure to residential construction lending
• No large, speculative subdivisions
Strong credit quality indicators through 2Q 08
• Non-performing loans total $14.4 million (87 bps of total loans receivable)
Includes $5.3 million of loans aggressively written down
following wholesale mortgage banking shutdown
• Net charge-offs of only $470,000 for 2007 (3 bps) and
$324,000 (4 bps annualized) for first half of 2008
• Net charge-offs averaged only 3 bps of net loans over past 10 years

NASDAQ: OCFC

Non-Interest Income Initiatives
Non-Interest Income Initiatives
Largest reverse mortgage originator headquartered in NJ,
one of a handful of select, nationwide FNMA seller/servicers
• Projecting $1.2 million in 2008
Trust Department revenues continue to grow
• Projecting $1.4 million in 2008
• $126 million assets under management (12/31/07)
Increasing revenue from sale of alternative investment
products
• Projecting $1.4 million in 2008

NASDAQ: OCFC

Building Additional Shareholder Value
Building Additional Shareholder Value
In the long run, we hope you agree the following
undoubtedly create value for the long term OCFC investor:
• Lower risk, streamlined business plan without the mortgage bank subsidiary, delivering quality earnings stream
• Maturing Enterprise-wide Risk Management commitment
rebuilds OceanFirst credibility to effectively manage risk
• Attractive cash dividend and conservatively managed capital
• Franchise Value is enhanced in Central New Jersey Shore
Growth Market
• Strong Total Shareholder Returns are restored
for the OCFC investor

NASDAQ: OCFC 22 Thank you for your Thank you for your interest in interest in OceanFirst OceanFirst Financial Corp. Financial Corp.